Exhibit 10.3

AMENDMENT #1 TO THE CONVERTIBLE NOTE

ISSUED ON JUNE 4, 2019

THIS AMENDMENT #1 TO THE CONVERTIBLE NOTE ISSUED ON June 4, 2019 (the “Amendment”) is entered into by and between Biolargo, Inc., a Delaware corporation (the “Company”), and EMA Financial, LLC, a Delaware limited liability company (the “Holder”) (collectively the “Parties”).

BACKGROUND

A.     The Company and Holder are the parties to that certain convertible note originally issued by the Company to the Holder on June 4, 2019, in the original principal amount of $110,000.00 (the “Note”); and

B.     The Parties desire to amend the Note as set forth expressly below to correct a scrivener’s error.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.     The reference to the clause “at any time from time to time” in the first sentence of Section 1.1 of the Note shall be replaced with “at any time from time to time after the 100th calendar day after the Issue Date”.

2.     The reference to the clause “at any time and from time to time after the Issue Date” in the first sentence of Section 1.4(a) of the Note shall be replaced with “at any time from time to time after the 100th calendar day after the Issue Date”.

3.     This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BioLargo, Inc. /s/Dennis P. Calvert By: _________________________________ Name: Dennis P. Calvert Title: Chief Executive Officer	EMA Financial, LLC By: __________________________________ Name: Felicia Preston Title: Director

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